Exhibit 21. Subsidiaries of the Registrant.

Following is a list of active subsidiaries of the registrant. Subsidiaries that are inactive or exist solely to protect business names but do not conduct business have been omitted. The omitted subsidiaries, considered in the aggregate, do not constitute a significant subsidiary.

ENTITY	PLACE OF FORMATION
10 CCC BUSINESS TRUST	MARYLAND
10000 WEST CHARLESTON BOULEVARD, LLC	NEVADA
10450 WEST CHARLESTON BOULEVARD, LLC	NEVADA
20 CCC BUSINESS TRUST	MARYLAND
201 INTERNATIONAL ASSOCIATES LIMITED PARTNERSHIP	MARYLAND
30 CCC BUSINESS TRUST	MARYLAND
A/T ROUSE LIMITED PARTNERSHIP, THE	DELAWARE
ACB PARKING BUSINESS TRUST	MARYLAND
ALTAMONTE MALL VENTURE	FLORIDA
ALTAMONTE SPRINGS MALL II, L.P.	DELAWARE
ALTAMONTE SPRINGS MALL L.L.C.	DELAWARE
ALTAMONTE SPRINGS MALL, L.P.	DELAWARE
AMERICAN CITY COMPANY, LLC, THE	MARYLAND
AU MANAGEMENT COMPANY, LLC	TEXAS
AUGUSTA MALL PARTNERSHIP	GEORGIA
AUGUSTA MALL, LLC	MARYLAND
AUGUSTA/TALLAHASSEE ASSOCIATES	DELAWARE
AUSTIN MALL COMPANY, LLC	DELAWARE
AUSTIN MALL LIMITED PARTNERSHIP	DELAWARE
AUSTIN MALL, LLC	MARYLAND
BALTIMORE CENTER ASSOCIATES LIMITED PARTNERSHIP	MARYLAND
BALTIMORE CENTER GARAGE ASSOCIATES LIMITED PARTNERSHIP	MARYLAND
BALTIMORE CENTER, LLC	DELAWARE
BAYSIDE CENTER LIMITED PARTNERSHIP	MARYLAND
BCI HOLDINGS, INC.	MARYLAND
BEACHWOOD PLACE LIMITED PARTNERSHIP	OHIO
BEACHWOOD PLACE, LLC	MARYLAND
BEACHWOOD PROPERTY HOLDINGS, LLC	MARYLAND
BENSON PARK BUSINESS TRUST	MARYLAND
BEVERAGE OPERATIONS, INC.	TEXAS
BOISE MALL, LLC	DELAWARE
BOISE TOWNE PLAZA L.L.C.	DELAWARE
BOSSIER OUTPARCEL, L.P.	DELAWARE
BRIDGEWATER COMMONS MALL DEVELOPMENT, LLC	MARYLAND
BRIDGEWATER COMMONS MALL II, LLC	DELAWARE
BRIDGEWATER COMMONS MALL, LLC	MARYLAND
BROOKSIDE/COLUMBIA LIMITED PARTNERSHIP	MARYLAND
BURLINGTON ASSOCIATES LIMITED PARTNERSHIP	MARYLAND
CANYON SPRINGS DEVELOPMENT LIMITED PARTNERSHIP	MARYLAND
CANYON SPRINGS MALL GENERAL PARTNERSHIP	MARYLAND
CENTER POINTE PLAZA, LLC	MARYLAND
CENTERPOINT PLAZA CO.	MARYLAND
CENTERPOINTE LIMITED PARTNERSHIP	MARYLAND
CHARLOTTETOWN NORTH, LLC	MARYLAND
CHARLOTTETOWN, LLC	MARYLAND
CHESAPEAKE INVESTORS, LLC	DELAWARE
CHRISTIANA ACQUISITION LLC	DELAWARE
CHRISTIANA HOLDINGS I LLC	DELAWARE
CHRISTIANA MALL LLC	DELAWARE

ENTITY	PLACE OF FORMATION
CLOVER ACQUISITION, LLC	DELAWARE
CM THEATRE BUSINESS TRUST	MARYLAND
CMA ACCESS COMPANY, LLC	MARYLAND
CM-H BUSINESS TRUST	MARYLAND
CMI CORPORATE PARKING BUSINESS TRUST	MARYLAND
CM-N BUSINESS TRUST	MARYLAND
COLUMBIA MALL SPE, LLC	MARYLAND
COLUMBIA MALL, INC.	MARYLAND
COLUMBIA MANAGEMENT, INC.	MARYLAND
CROCKER DOWNTOWN DEVELOPMENT ASSOCIATES	FLORIDA
CROCKER MIZNER PARK III, LTD	FLORIDA
CROCKER MIZNER PARK IV, LTD	FLORIDA
CROSSROADS MALL LAND L.L.C., THE	DELAWARE
CROSSROADS MALL LAND, INC., THE	DELAWARE
CUYAHOGA DEVELOPMENT COMPANY, LLC	MARYLAND
CUYAHOGA LAND COMPANY, LLC	MARYLAND
DOBBIN ROAD COMMERCIAL, INC.	MARYLAND
DORSEY SEARCH VILLAGE CENTER, LLC	MARYLAND
DORSEY’S SEARCH VILLAGE CENTER, INC.	MARYLAND
ECHELON ACQUISITION, LLC	MARYLAND
ECHELON MALL JOINT VENTURE	NEW JERSEY
ECHELON MALL, LLC	MARYLAND
EIGHTY COLUMBIA CORPORATE CENTER, INC.	MARYLAND
EIGHTY COLUMBIA CORPORATE CENTER, LLC	MARYLAND
EMERSON LAND BUSINESS TRUST	MARYLAND
EMERSON LAND, LLC	DELAWARE
EXECUCENTER, LLC	MARYLAND
FAIRWOOD COMMERCIAL FRONT FOOT BENEFIT COMPANY, LLC	MARYLAND
FAIRWOOD-ENDEAVOR FRONT-FOOT BENEFIT COMPANY, LLC	MARYLAND
FAIRWOOD-FOUR FRONT-FOOT BENEFIT COMPANY, LLC	MARYLAND
FAIRWOOD-PROMISE FRONT-FOOT BENEFIT COMPANY, LLC	MARYLAND
FAIRWOOD-PROSPECT FRONT-FOOT BENEFIT COMPANY, LLC	MARYLAND
FAIRWOOD-THREE FRONT-FOOT BENEFIT COMPANY, LLC	MARYLAND
FANEUIL HALL BEVERAGE, LLC	MARYLAND
FANEUIL HALL MARKETPLACE, LLC	DELAWARE
FASHION SHOW DEVELOPMENT, LLC	NEVADA
FASHION SHOW MALL, LLC	DELAWARE
FBC & G LIMITED PARTNERSHIP	MARYLAND
FIFTY COLUMBIA CORPORATE CENTER, INC.	MARYLAND
FIFTY COLUMBIA CORPORATE CENTER, LLC	MARYLAND
FORTY COLUMBIA CORPORATE CENTER, INC.	MARYLAND
FORTY COLUMBIA CORPORATE CENTER, LLC	MARYLAND
FOUR OWINGS MILL CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP	MARYLAND
FOUR OWINGS MILL CORPORATE CENTER LAND LIMITED PARTNERSHIP	MARYLAND
FOUR OWINGS MILLS CORPORATE CENTER, LLC	MARYLAND
FRANKLIN PARK COMPANY, LLC, THE	DELAWARE
FRANKLIN PARK MALL COMPANY, LLC	MARYLAND
FRANKLIN PARK MALL, LLC	DELAWARE
FREMONT PLAZA L.L.C.	DELAWARE
FS ENTERTAINMENT, INC.	NEVADA
FS ENTERTAINMENT, LLC	NEVADA
GALLERY AT MARKET EAST LLC	DELAWARE
GALLERY HOTEL LIMITED PARTNERSHIP	MARYLAND
GATEWAY INVESTOR, LLC	MARYLAND
GATEWAY RETAIL CENTER, INC.	MARYLAND
GATEWAY RETAIL CENTER, LLC	MARYLAND

ENTITY	PLACE OF FORMATION
GEAPE III, INC.	MARYLAND
GEAPE III, LLC	MARYLAND
GEAPE LAND HOLDINGS II, INC.	MARYLAND
GEAPE LAND HOLDINGS, INC.	MARYLAND
GEAPE LAND HOLDINGS, LLC	MARYLAND
GOVERNOR’S SQUARE PARTNERSHIP	FLORIDA
GOVERNOR’S SQUARE, LLC	FLORIDA
GRAND AVENUE LIMITED PARTNERSHIP	MARYLAND
GREENGATE MALL, INC.	PENNSYLVANIA
GUILFORD INDUSTRIAL CENTER, INC.	MARYLAND
GUILFORD INDUSTRIAL CENTER, LLC	MARYLAND
HAMMOND BRANCH JOINT VENTURE	MARYLAND
HARBOR DEVELOPMENT SERVICES PARTNERSHIP	MARYLAND
HARBOR OVERLOOK LIMITED PARTNERSHIP	MARYLAND
HARBOR PLACE ASSOCIATES LIMITED PARTNERSHIP	MARYLAND
HARBORPLACE MANAGEMENT COMPANY, LLC	MARYLAND
HARBORPLACE, INC.	MARYLAND
HARBORPLACE, LLC	MARYLAND
HARPER’S CHOICE VILLAGE CENTER, LLC	MARYLAND
HARPERS CHOICE BUSINESS TRUST	MARYLAND
HARPER’S CHOICE VILLAGE CENTER, INC.	MARYLAND
HERMES INCORPORATED	MARYLAND
HERMES, LLC	MARYLAND
HEX HOLDING, LLC	DELAWARE
HEXALON REAL ESTATE, INC.	DELAWARE
HHP GOVERNMENT SERVICES, LP	NEVADA
HICKORY GROVE LIMIITED PARTNERSHIP	MARYLAND
HICKORY RIDGE VILLAGE CENTER, INC.	MARYLAND
HICKORY RIDGE VILLAGE CENTER, LLC	MARYLAND
HIGHLAND MALL JOINT VENTURE, THE	NEW YORK
HIGHLAND MALL LIMITED PARTNERSHIP	MARYLAND
HMF PROPERTIES LIMITED PARTNERSHIP	DELAWARE
HOLLY CREEK APTS, I, LP & HOLLY CREEK APTS II, LP	TEXAS
HOWARD HUGHES CANYON POINTE Q3, LLC	NEVADA
HOWARD HUGHES CANYON POINTE Q4, LLC	NEVADA
HOWARD HUGHES CENTERPOINT, LLC	NEVADA
HOWARD HUGHES CORPORATION, THE	DELAWARE
HOWARD HUGHES PROPERTIES I, LLC	NEVADA
HOWARD HUGHES PROPERTIES II, LLC	NEVADA
HOWARD HUGHES PROPERTIES III, LLC	NEVADA
HOWARD HUGHES PROPERTIES IV, LLC	DELAWARE
HOWARD HUGHES PROPERTIES LIMITED PARTNERSHIP	DELAWARE
HOWARD HUGHES PROPERTIES V, LLC	DELAWARE
HOWARD HUGHES PROPERTIES VI, LLC	NEVADA
HOWARD HUGHES PROPERTIES VII, LLC	NEVADA
HOWARD HUGHES REALTY, INC.	NEVADA
HOWARD RESEARCH AND DEVELOPMENT CORPORATION, THE	MARYLAND
HOWARD RESEARCH AND DEVELOPMENT HOLDINGS CORPORATION, THE	MARYLAND
HOWARD RETAIL INVESTMENT COMPANY, LLC	MARYLAND
HRD COMMERCIAL PROPERTIES, INC.	MARYLAND
HRD INVESTMENT, INC.	NEVADA
HRD PARKING DECK BUSINESS TRUST	MARYLAND
HRD PARKING, INC.	MARYLAND
HRD PARKING, LLC	MARYLAND
HRD PROPERTIES, INC.	MARYLAND
HRD REMAINDER, INC.	MARYLAND
HRDHC, LLC	MARYLAND
HRD-HHP HOLDINGS, LLC	NEVADA
HRE FLANC, INC.	DELAWARE

ENTITY	PLACE OF FORMATION
HRE GARDEN STATE PLAZA, INC.	DELAWARE
HRE KI PARTNERS, LP	DELAWARE
HRE KI SMBT	DELAWARE
HRE LAKESIDE, INC.	DELAWARE
HRE PENNSYLVANIA SMBT	DELAWARE
HRE TWELVE OAKS, INC.	DELAWARE
HRE-NS, LLC	DELAWARE
H-TEX, INCORPORATED	TEXAS
HUGHES CORPORATION, THE	DELAWARE
HUGHES PROPERTIES, INC.	NEVADA
HULEN GP, LLC	DELAWARE
HULEN MALL JOINT VENTURE	TEXAS
HULEN OWNER LP	DELAWARE
HUNT VALLEY 75 LIMITED PARTNERSHIP	MARYLAND
HUNT VALLEY TITLE HOLDING COMPANY, LLC	MARYLAND
KING’S CONTRIVANCE VILLAGE CENTER, LLC	MARYLAND
KING’S CONTRIVANCE VILLAGE CENTER, INC.	MARYLAND
LA CANTERA RETAIL LIMITED PARTNERSHIP	MARYLAND
LAKE MEADE & BUFFALO PARTNERSHIP	NEVADA
LAKEFRONT NORTH PARKING, INC.	MARYLAND
LAKEFRONT NORTH PARKING, LLC	MARYLAND
LAKESIDE MALL PROPERTY, LLC	DELAWARE
LAKESIDE MALL, LLC	MICHIGAN
LONGFELLOW BUSINESS TRUST	MARYLAND
LOT 48 BUSINESS TRUST	MARYLAND
LOT 49 BUSINESS TRUST	MARYLAND
LP ROUSE-HOUSTON, LLC	MARYLAND
LRVC BUSINESS TRUST	MARYLAND
MALL ENTRANCES BUSINESS TRUST	MARYLAND
MALL IN COLUMBIA BUSINESS TRUST, THE	MARYLAND
MALL ST. MATTHEWS COMPANY, LLC	DELAWARE
MALL ST. MATTHEWS LIMITED PARTNERSHIP	DELAWARE
MARKET STREET EAST JOINT VENTURE	PENNSYLVANIA
MIZNER PARK HOLDINGS I, LLC	DELAWARE
MIZNER PARK HOLDINGS II, LLC	DELAWARE
MIZNER PARK HOLDINGS III, LLC	DELAWARE
MIZNER PARK HOLDINGS IV, LLC	DELAWARE
MIZNER PARK HOLDINGS V, LLC	DELAWARE
MIZNER PARK VENTURE, LLC	DELAWARE
MONDAWMIN BUSINESS TRUST	MARYLAND
MONDAWMIN, LLC	MARYLAND
MSM PROPERTIES, LLC	DELAWARE
NEW ORLEANS RIVERWALK ASSOCIATES	LOUISIANA
NEW ORLEANS RIVERWALK LIMITED PARTNERSHIP	MARYLAND
NORTH STAR MALL II, LLC	MARYLAND
NORTH STAR MALL, LLC	TEXAS
NORTHWEST ASSOCIATES	MARYLAND
NORTHWEST MALL JOINT VENTURE	NEW YORK
NS MALL GP, LLC	DELAWARE
NS MALL PROPERTY, LP	DELAWARE
NSMJV, LP	DELAWARE
O. M. LAND DEVELOPMENT, LLC	MARYLAND
O.M. MALL COMPANY, LLC	MARYLAND
OAKLAND RIDGE COMMERCIAL GROUP, LLC	MARYLAND
OAKLAND RIDGE COMMERCIAL, INC.	MARYLAND
OAKLAND RIDGE INDUSTRIAL DEVELOPMENT CORPORATION	MARYLAND
OAKLAND RIDGE INDUSTRIAL DEVELOPMENT, LLC	MARYLAND
OM INVESTMENT II LIMITED PARTNERSHIP	MARYLAND
OM INVESTMENT LIMITED PARTNERSHIP	MARYLAND
ONE FRANKLIN PARK COMPANY, LLC	DELAWARE

ENTITY	PLACE OF FORMATION
ONE OWINGS MILLS CORPORATE CENTER ASSOCIATES, LP	MARYLAND
ONE OWINGS MILLS CORPORATE CENTER, LLC	MARYLAND
ONE WILLOW COMPANY, LLC	DELAWARE
OWINGS MILLS LIMITED PARTNERSHIP	MARYLAND
PARAMUS EQUITIES, LLC	TEXAS
PARAMUS MALL MANAGEMENT COMPANY, LLC	MARYLAND
PARAMUS PARK SHOPPING CENTER LIMITED PARTNERSHIP	NEW JERSEY
PARAMUS PARK, LLC	MARYLAND
PARCEL C BUSINESS TRUST	MARYLAND
PARCEL D BUSINESS TRUST	MARYLAND
PARKSIDE LIMITED PARTNERSHIP	MARYLAND
PARKVIEW OFFICE BUILDING LIMITED PARTNERSHIP	MARYLAND
PEACHTREE MALL L.L.C.	DELAWARE
PERIMETER CENTER, LLC	MARYLAND
PERIMETER MALL FACILITIES, LLC	DELAWARE
PERIMETER MALL VENTURE, LLC	DELAWARE
PERIMETER MALL, LLC	MARYLAND
PIONEER OFFICE LIMITED PARTNERSHIP	MARYLAND
PIONEER PLACE LIMITED PARTNERSHIP	MARYLAND
PLANOLE STORE, LP	TEXAS
PPK RESTAURANT, INC.	MARYLAND
PRINCETON LAND EAST, LLC	DELAWARE
PRINCETON LAND, LLC	DELAWARE
RED ROCK INVESTMENT, LLC	NEVADA
RIDERWOOD LIMITED PARTNERSHIP	MARYLAND
RIDGEDALE CENTER, LLC	MARYLAND
RIDGEDALE SHOPPING CENTER, LLC	MARYLAND
RII HOLDING, LLC	TEXAS
RIVERSPARK ASSOCIATES LIMITED PARTNERSHIP	MARYLAND
ROLAND GREEN LIMITED PARTNERSHIP	MARYLAND
ROUSE ACQUISITION FINANCE, LLC	MARYLAND
ROUSE COLUMBUS SQUARE, LLC	MARYLAND
ROUSE COMMERCIAL FINANCE, LLC	MARYLAND
ROUSE COMMERCIAL PROPERTIES, LLC	MARYLAND
ROUSE COMPANY AT OWINGS MILLS, LLC, THE	MARYLAND
ROUSE COMPANY BT, LLC, THE	MARYLAND
ROUSE COMPANY LP, THE	DELAWARE
ROUSE COMPANY OF ALABAMA, LLC, THE	ALABAMA
ROUSE COMPANY OF ALASKA, LLC, THE	MARYLAND
ROUSE COMPANY OF ARKANSAS, LLC, THE	MARYLAND
ROUSE COMPANY OF CALIFORNIA, LLC, THE	MARYLAND
ROUSE COMPANY OF COLORADO, LLC, THE	MARYLAND
ROUSE COMPANY OF CONNECTICUT, LLC, THE	DELAWARE
ROUSE COMPANY OF FLORIDA, LLC, THE	FLORIDA
ROUSE COMPANY OF GEORGIA, LLC, THE	GEORGIA
ROUSE COMPANY OF IDAHO, LLC, THE	MARYLAND
ROUSE COMPANY OF ILLINOIS, LLC, THE	MARYLAND
ROUSE COMPANY OF KENTUCKY, LLC, THE	MARYLAND
ROUSE COMPANY OF LOUISIANA, LLC, THE	MARYLAND
ROUSE COMPANY OF MAINE, LLC, THE	MARYLAND
ROUSE COMPANY OF MASSACHUSETTS, LLC, THE	MARYLAND
ROUSE COMPANY OF MICHIGAN, LLC, THE	MARYLAND
ROUSE COMPANY OF MINNESOTA, LLC, THE	MARYLAND
ROUSE COMPANY OF MISSISSIPPI, LLC, THE	MARYLAND
ROUSE COMPANY OF MISSOURI, LLC, THE	MARYLAND
ROUSE COMPANY OF MONTANA, LLC, THE	MARYLAND
ROUSE COMPANY OF NEW HAMPSHIRE, LLC, THE	MARYLAND
ROUSE COMPANY OF NEW JERSEY, LLC, THE	NEW JERSEY
ROUSE COMPANY OF NEW MEXICO, LLC, THE	MARYLAND

ENTITY	PLACE OF FORMATION
ROUSE COMPANY OF NEW YORK, LLC, THE	NEW YORK
ROUSE COMPANY OF NORTH CAROLINA, LLC, THE	MARYLAND
ROUSE COMPANY OF NORTH DAKOTA, LLC, THE	MARYLAND
ROUSE COMPANY OF OHIO, LLC, THE	OHIO
ROUSE COMPANY OF OKLAHOMA, LLC, THE	MARYLAND
ROUSE COMPANY OF OREGON, LLC, THE	MARYLAND
ROUSE COMPANY OF PENNSYLVANIA, LLC, THE	PENNSYLVANIA
ROUSE COMPANY OF RHODE ISLAND, LLC, THE	MARYLAND
ROUSE COMPANY OF SOUTH CAROLINA, LLC, THE	MARYLAND
ROUSE COMPANY OF SOUTH DAKOTA, LLC, THE	MARYLAND
ROUSE COMPANY OF TENNESSEE, LLC, THE	MARYLAND
ROUSE COMPANY OF TEXAS, LLC, THE	TEXAS
ROUSE COMPANY OF THE DISTRICT OF COLUMBIA, LLC, THE	MARYLAND
ROUSE COMPANY OF UTAH, LLC, THE	MARYLAND
ROUSE COMPANY OF VERMONT, LLC, THE	MARYLAND
ROUSE COMPANY OF WASHINGTON, LLC, THE	MARYLAND
ROUSE COMPANY OF WEST VIRGINIA, LLC, THE	MARYLAND
ROUSE COMPANY OF WISCONSIN, LLC, THE	MARYLAND
ROUSE COMPANY OF WYOMING, LLC, THE	MARYLAND
ROUSE COMPANY OPERATING PARTNERSHIP LP, THE	DELAWARE
ROUSE COMPANY PROTECTIVE TRUST, INC., THE	DELAWARE
ROUSE COMPANY PROTECTIVE TRUST, THE	MARYLAND
ROUSE DEVELOPMENT COMPANY OF CALIFORNIA, INC., THE	MARYLAND
ROUSE F.S., LLC	MARYLAND
ROUSE FASHION SHOW MANAGEMENT, LLC	MARYLAND
ROUSE FUNDING COMPANY, LLC	DELAWARE
ROUSE FUNDING TWO, LLC	DELAWARE
ROUSE GALLERY MANAGEMENT, LLC	MARYLAND
ROUSE HOLDING COMPANY OF ARIZONA, LLC, THE	MARYLAND
ROUSE HOLDING COMPANY, LLC, THE	MARYLAND
ROUSE HOLDING LIMITED PARTNERSHIP	MARYLAND
ROUSE INVESTING COMPANY, LLC	MARYLAND
ROUSE INVESTMENT LIMITED PARTNERSHIP	MARYLAND
ROUSE IP, LLC	MARYLAND
ROUSE L.L.C.	DELAWARE
ROUSE LLC	DELAWARE
ROUSE MISSOURI HOLDING COMPANY, LLC	MARYLAND
ROUSE OAKBROOK, LLC	DELAWARE
ROUSE OFFICE MANAGEMENT OF ARIZONA, LLC	MARYLAND
ROUSE OFFICE MANAGEMENT OF OREGON, LLC	MARYLAND
ROUSE OFFICE MANAGEMENT OF PENNSYLVANIA, LLC	MARYLAND
ROUSE OFFICE MANAGEMENT, LLC	MARYLAND
ROUSE OWINGS MILLS MANAGEMENT COMPANY, LLC	MARYLAND
ROUSE PROPERTY MANAGEMENT, INC.	MARYLAND
ROUSE PROVIDENCE, LLC	DELAWARE
ROUSE RIDGEDALE HOLDING, LLC	MARYLAND
ROUSE RIDGEDALE, LLC	DELAWARE
ROUSE SI SHOPPING CENTER, LLC	MARYLAND
ROUSE SOUTHLAND, LLC	MARYLAND
ROUSE SPECIALTY CENTER, LLC	MARYLAND
ROUSE TRANSPORTATION, LLC	MARYLAND
ROUSE TRI-PARTY MISCELLANEOUS, LLC	MARYLAND
ROUSE TRI-PARTY TRS, INC.	MARYLAND
ROUSE WESTIN, INC.	MARYLAND
ROUSE WESTLAKE LIMITED PARTNERSHIP	MARYLAND
ROUSE WESTLAKE LIMITED PARTNERSHIP II	DELAWARE
ROUSE-ABBEY, LLC	MARYLAND
ROUSE-ARIZONA CENTER, LLC	MARYLAND
ROUSE-ARIZONA RETAIL CENTER LIMITED PARTNERSHIP	MARYLAND

ENTITY	PLACE OF FORMATION
ROUSE-BAYSIDE, LLC	MARYLAND
ROUSE-BRANDYWOOD, INC.	MARYLAND
ROUSE-BRIDGEWATER COMMONS, LLC	MARYLAND
ROUSE-BURLINGTON, LLC	MARYLAND
ROUSE-CANYON SPRINGS, INC.	MARYLAND
ROUSE-CORAL GABLES DEVELOPMENT, LLC	MARYLAND
ROUSE-CORAL GABLES PROPERTY, LLC	MARYLAND
ROUSE-CORAL GABLES, LLC	MARYLAND
ROUSE-EAST JACKSONVILLE, LLC	MARYLAND
ROUSE-EASTFIELD, LLC	MARYLAND
ROUSE-FAIRWOOD DEVELOPMENT CORPORATION	MARYLAND
ROUSE-FAIRWOOD DEVELOPMENT LIMITED PARTNERSHIP	MARYLAND
ROUSE-FASHION OUTLET, LLC	MARYLAND
ROUSE-FASHION PLACE, LLC	MARYLAND
ROUSE-FORSYTH, LLC	MARYLAND
ROUSE-GOVERNOR’S SQUARE, LLC	MARYLAND
ROUSE-HIGHLAND, LLC	DELAWARE
ROUSE-HOUSTON GP, LLC	DELAWARE
ROUSE-HOUSTON LP	MARYLAND
ROUSE-JACKSONVILLE, LLC	DELAWARE
ROUSE-LAS VEGAS, LLC	NEVADA
ROUSE-MERCHANTWIRED, INC.	MARYLAND
ROUSE-MIAMI, LLC	DELAWARE
ROUSE-MILWAUKEE GARAGE MAINTENANCE, LLC	MARYLAND
ROUSE-MILWAUKEE, LLC	MARYLAND
ROUSE-MIZNER PARK, LLC	DELAWARE
ROUSE-NEW ORLEANS, LLC	MARYLAND
ROUSE-OAKWOOD SHOPPING CENTER, LLC	MARYLAND
ROUSE-OAKWOOD TWO, LLC	MARYLAND
ROUSE-ORLANDO, LLC	DELAWARE
ROUSE-PARK MEADOWS HOLDING, LLC	MARYLAND
ROUSE-PARK MEADOWS, LLC	MARYLAND
ROUSE-PHOENIX CINEMA, LLC	MARYLAND
ROUSE-PHOENIX CORPORATE CENTER LIMITED PARTNERSHIP	MARYLAND
ROUSE-PHOENIX DEVELOPMENT COMPANY, LLC	MARYLAND
ROUSE-PHOENIX HOTEL CORPORATION	MARYLAND
ROUSE-PHOENIX HOTEL PARKING, INC.	MARYLAND
ROUSE-PHOENIX MASTER LIMITED PARTNERSHIP	MARYLAND
ROUSE-PHOENIX PARKING TWO, LLC	MARYLAND
ROUSE-PHOENIX PARKING, LLC	MARYLAND
ROUSE-PHOENIX THEATRE LIMITED PARTNERSHIP	MARYLAND
ROUSE-PHOENIX TWO CORPORATE CENTER, LLC	MARYLAND
ROUSE-PORTLAND, LLC	MARYLAND
ROUSE-RANDHURST SHOPPING CENTER, LLC	MARYLAND
ROUSE-RIVER HILL VILLAGE CENTER, INC.	MARYLAND
ROUSE-SAN ANTONIO, LLC	MARYLAND
ROUSE-SEATTLE, LLC	DELAWARE
ROUSE-TAMPA, LLC	FLORIDA
ROUSE-TOWSON TOWN CENTER, LLC	MARYLAND
ROUSE-TTC FUNDING, LLC	MARYLAND
ROUSE-URBAN ACQUISITION, LLC	MARYLAND
ROUSE-URBAN, LLC	MARYLAND
ROUSE-VALLEY FAIR, LLC	MARYLAND
ROUSE-WATES, LLC	DELAWARE
ROUSE-WEST DADE, INC.	MARYLAND
ROUSE-WESTDALE, LLC	MARYLAND
ROUSE-WINCOPIN, LLC	MARYLAND
RREF HOLDING, LLC	TEXAS
RREF HOTEL HOLDINGS, INC.	MARYLAND
RSE PREFERRED ACQUISITIONS, LLC	MARYLAND

ENTITY	PLACE OF FORMATION
RUNNING BROOK BUSINESS TRUST	MARYLAND
RUTHERFORD 2 LIMITED PARTNERSHIP	MARYLAND
RV JOINT VENTURE	FLORIDA
SALEM MALL, LLC	MARYLAND
SEAPORT MARKETPLACE THEATRE, LLC	MARYLAND
SEAPORT MARKETPLACE, LLC	MARYLAND
SEVENTY COLUMBIA CORPORATE CENTER LIMITED PARTNERSHIP	MARYLAND
SEVENTY COLUMBIA CORPORATE CENTER, INC.	MARYLAND
SEVENTY COLUMBIA CORPORATE CENTER, LLC	MARYLAND
SIXTY COLUMBIA CORPORATE CENTER, INC.	MARYLAND
SIXTY COLUMBIA CORPORATE CENTER, LLC	MARYLAND
SOUTH DEKALB MALL MANAGEMENT COMPANY, LLC	MARYLAND
SOUTH STREET SEAPORT LIMITED PARTNERSHIP	MARYLAND
SOUTHLAND SECURITY, LLC	MARYLAND
STANSFIELD-LAUREL, INC.	MARYLAND
STERRETT BUILDING BUSINESS TRUST	MARYLAND
STONE LAKE CORPORATION	MARYLAND
TALLAHASSEE ASSOCIATES	MARYLAND
TERRAPIN ACQUISITION, LLC	MARYLAND
THC-HRE, LLC	MARYLAND
THREE OWINGS MILLS CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP	MARYLAND
THREE OWINGS MILLS CORPORATE CENTER LAND LIMITED PARTNERSHIP	MARYLAND
THREE OWINGS MILLS CORPORATE CENTER, LLC	MARYLAND
TOWN CENTER EAST BUSINESS TRUST	MARYLAND
TOWN CENTER EAST PARKING LOT BUSINESS TRUST	MARYLAND
TOWSON TC, LLC	MARYLAND
TRAILS VILLAGE CENTER CO.	NEVADA
TRC CENTRAL, LLC	MARYLAND
TRC EXTON PLYMOUTH 12, LLC	DELAWARE
TRC EXTON PLYMOUTH 13 THROUGH 39, LLC	DELAWARE
TRC GALLERY AT MARKET EAST 1-39, LLC	DELAWARE
TRC NJ HOLDING LP	DELAWARE
TRC PARKING BUSINESS TRUST	MARYLAND
TRC PROPERTY HOLDINGS, INC.	MARYLAND
TRC WILLOW, LLC	MARYLAND
TRCDE TWO, LLC	DELAWARE
TRCDE, LLC	DELAWARE
TRCDF, LLC	DELAWARE
TRCGP, INC.	MARYLAND
TRCGP, LLC	MARYLAND
TRIANGLE BUSINESS CENTER I LIMITED PARTNERSHIP	MARYLAND
TSNC BUSINESS TRUST	MARYLAND
TTC MEMBER, LLC	MARYLAND
TTC SPE, LLC	MARYLAND
TWC COMMERCIAL PROPERTIES, LLC	DELAWARE
TWC COMMERCIAL PROPERTIES, LP	DELAWARE
TWC LAND DEVELOPMENT, LLC	DELAWARE
TWC LAND DEVELOPMENT, LP	DELAWARE
TWC OPERATING HOLDINGS, INC	DELAWARE
TWC OPERATING LP	DELAWARE
TWC OPERATING, LLC	DELAWARE
TWO FRANKLIN PARK COMPANY, LLC	DELAWARE
TWO OWINGS MILLS CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP	MARYLAND
TWO OWINGS MILLS CORPORATE CENTER, LLC	MARYLAND
TWO WILLOW COMPANY, LLC	DELAWARE
UC OAKBROOK GENPAR, LLC	DELAWARE

ENTITY	PLACE OF FORMATION
URBAN RETAIL PROPERTIES CO.	DELAWARE
URBAN SHOPPING CENTERS, LP	ILLINOIS
USC DEVELOPERS, INC.	DELAWARE
USC MAIN PLACE, INC.	DELAWARE
USC MANAGERS, INC.	DELAWARE
VCK BUSINESS TRUST	MARYLAND
VCK HOLDINGS, INC.	MARYLAND
VILLAGE OF CROSS KEYS, LLC, THE	MARYLAND
WATER TOWER JOINT VENTURE	ILLINOIS
WATER TOWER LLC	DELAWARE
WEA-HRE ABBEY, INC.	DELAWARE
WEEPING WILLOW I, INC.	DELAWARE
WEEPING WILLOW RNA, LLC	DELAWARE
WEST KENDALL HOLDINGS, LLC	MARYLAND
WESTLAKE CENTER ASSOCIATES LIMITED PARTNERSHIP	WASHINGTON
WHITE MARSH GENERAL PARTNERSHIP	MARYLAND
WHITE MARSH LIMITED PARTNERSHIP	MARYLAND
WHITE MARSH MALL ASSOCIATES	MARYLAND
WHITE MARSH MALL, LLC	MARYLAND
WHITE MARSH PHASE II ASSOCIATES	MARYLAND
WHITELAND HOLDING LIMITED PARTNERSHIP	MARYLAND
WHITELAND I, LLC	MARYLAND
WHITELAND II, LLC	MARYLAND
WILLOW SPE, LLC	DELAWARE
WILLOWBROOK COMPANY, LLC, THE	MARYLAND
WILLOWBROOK II, LLC	MARYLAND
WILLOWBROOK MALL COMPANY, LLC	DELAWARE
WILLOWBROOK MALL, LLC	DELAWARE
WILLOWBROOK MANAGEMENT COMPANY, LLC	MARYLAND
WINCOPIN RESTAURANT BUSINESS TRUST	MARYLAND
WOODBRIDGE CENTER PROPERTY, LLC	DELAWARE
WOODBRIDGE CENTER, LLC	MARYLAND
WOODLANDS MALL ASSOCIATES, THE	ILLINOIS